UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2025
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mondelēz International, Inc. Severance Plan for Key Executives

On May 20, 2025, in connection with a review of Mondelēz International, Inc.'s (the "Company") severance programs, the People and Compensation Committee of the Company (the “Committee”) approved the Mondelēz International, Inc. Severance Plan for Key Executives (the “Plan”). All of the Company’s officers as defined for purposes of Section 16 of the Securities Exchange Act of 1934, along with any other employees designated by the Committee, are eligible to participate in the Plan.

The Plan provides for the following severance benefits upon a termination without Cause or a resignation for Good Reason (each as defined in the Plan), subject to execution and non-revocation of a release of claims: (i) cash severance payment equal to 12 months of the participant’s base salary, (ii) (x) if such termination occurs after March 31st but before December 31st, a pro-rated target annual bonus, and (y) any unpaid annual bonus for the prior fiscal year based on actual performance, (iii) a cash health benefit stipend equal to 12 times the monthly employer portion of the group health plan premiums at the rate in effect prior to the participant’s termination, (iv) outplacement services for 12 months and a cash payment equal to one year of financial planning allowance and car allowance as provided to the participant immediately prior to the termination, (v) a cash payment equal to the amount of employer contributions that the participant forfeits under the Mondelēz Global LLC Thrift Plan (if any) and waiver of any repayment obligations of the participant with respect to any sign-on, relocation, or similar bonus, and (vi) pro-rated acceleration of unvested time-based equity awards held by the participant that were granted at least 181 days prior to the termination (with vested stock options remaining exercisable for 12 months following termination, or until the original full term, if less) and continued vesting of a pro-rated portion of unvested performance-based equity awards granted at least 181 days prior to the termination date subject to actual performance with respect to the applicable performance conditions. The Company’s Chief Executive Officer will receive the greater of each of the severance benefits described above and the comparable severance benefits provided for in his offer letter. For non-U.S. participants, the Plan provides that such participants will receive the greater of (x) the separation benefits described under clauses (i), (ii), and (vi) above, or (y) the comparable separation benefits under the laws of his or her home country or the Company’s local programs or policies, determined on an aggregate basis. Non-U.S. participants are not eligible to receive the separation benefits described under clauses (iii), (iv), and (v) above and will instead receive any comparable local benefits (if any).

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2025.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2025, we held our annual meeting of shareholders. A total of 1,124,518,986 shares of our Class A Common Stock, or 86.8% of our outstanding shares of Class A Common Stock, were represented at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 10 directors to each serve a one-year term until our 2026 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:
		For	Against	Abstain	Broker Non-Votes
	a. Ertharin Cousin	997,588,535	11,094,146	3,199,444	112,636,860
	b. Cees ‘t Hart	1,006,576,053	2,100,360	3,205,711	112,636,860
	c. Nancy McKinstry	891,671,713	117,108,450	3,101,962	112,636,860
	d. Brian J. McNamara	998,588,291	10,091,914	3,201,920	112,636,860
	e. Jorge S. Mesquita	978,104,781	30,527,708	3,249,635	112,636,860
	f. Jane Hamilton Nielsen	1,003,022,775	5,801,585	3,057,764	112,636,860
	g. Paula A. Price	1,002,823,053	5,990,026	3,069,045	112,636,860
	h. Patrick T. Siewert	964,776,052	43,921,805	3,184,268	112,636,860
	i. Michael A. Todman	985,366,724	23,308,529	3,206,871	112,636,860
	j. Dirk Van de Put	937,644,625	71,050,703	3,186,797	112,636,860

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
947,436,509	58,212,361	6,233,255	112,636,860

3.	Our shareholders approved the Global Employee Stock Purchase Matching Plan, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,002,255,158	6,045,929	3,581,038	112,636,860

4.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2025, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,063,391,046	58,080,275	3,047,664	0

5.	Our shareholders did not approve a shareholder proposal requesting an assessment of the company's supplier & partner code of conduct due diligence process, based on the following results:

For	Against	Abstain	Broker Non-Votes
104,335,296	880,238,963	27,307,866	112,636,860

6.	Our shareholders did not approve a shareholder proposal requesting a report on flexible plastic packaging, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
129,168,677	857,201,525	25,511,922	112,636,860

7.	Our shareholders did not approve a shareholder proposal requesting a climate lobbying report, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
112,402,885	887,216,130	12,263,110	112,636,860

8.	Our shareholders did not approve a shareholder proposal requesting a third-party report assessing effectiveness of implementation of human rights policy, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
129,438,060	856,523,301	25,920,763	112,636,860

9.	Our shareholders did not approve a shareholder proposal requesting a report on recycled content claims, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
111,936,812	873,024,276	26,921,037	112,636,860

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Laura Stein
Name:	Laura Stein
Title:	Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary
Date: May 27, 2025